© 2024 ANI Pharmaceuticals, Inc. 1 March 2024

© 2024 ANI Pharmaceuticals, Inc. 2 Disclaimer To the extent any statements made in this presentation deal with information that is not historical, these are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those relating to the commercialization and potential sales of the product and any additional product launches from the Company’s generic pipeline, other statements that are not historical in nature,  particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to: Cortrophin Gel is  our first rare disease pharmaceutical product; to the extent we are not able to continue to achieve commercial success with this product, including expanding the market and gaining market share, our business, financial condition, and results of operations will be negatively impacted; our approved products, including Cortrophin Gel, may not achieve commercialization at levels of market acceptance that will continue to allow us to achieve profitability; acquisitions and other investments could disrupt our business and harm our financial position and operating results; the limited number of suppliers for our active pharmaceutical ingredients could result in lengthy delays in production if we need to change suppliers; delays or failure in obtaining or maintaining approvals by the FDA of the products we sell; changes in policy or actions that may be taken by the FDA and other regulatory agencies, including drug recalls; acceptance of our products at levels that will allow us to achieve profitability; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason; the ability of our manufacturing partners to meet our product demands and timelines; our dependence on single source suppliers of ingredients due to the time and cost to validate a second source of supply; our ability to develop, license or acquire, and commercialize new products; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; whether we experience difficulties closing a sale transaction with a buyer for the plant and property resulting from the closure of our Oakville, Ontario manufacturing plant; and general business and economic conditions, such as inflationary pressures, geopolitical conditions including but not limited to the conflict between Russia and the Ukraine, the conflict between Israel and Gaza, or conflicts relating to attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, such as COVID-19, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual  report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current  beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Earnings Per Share (Adjusted EPS), that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Beginning in the fourth quarter of 2022, ANI no longer excludes expense for In-Process Research & Development or Cortrophin Gel pre-launch charges and sales and marketing expenses from its non-GAAP results. Adjusted non-GAAP EBITDA is defined as net income (loss), excluding tax expense or benefit, interest expense, (net), other expense, (net), depreciation, amortization, the excess of fair value over cost of acquired inventory, non-cash stock-based compensation expense, Novitium transaction expenses, contingent consideration fair value adjustment, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP net income (loss) is defined as net  income (loss), plus the excess of fair value over cost of acquired inventory sold, non-cash stock-based compensation expense, Novitium transaction expenses, non-cash interest expense, depreciation and amortization expense, contingent consideration fair value adjustment, and certain other items that vary in frequency and impact on ANI’s results of operations, less the tax impact of these adjustments calculated using an estimated statutory tax rate. Adjusted  non-GAAP diluted (loss)/earnings per share is defined as adjusted non-GAAP net income (loss) divided by the diluted weighted average shares outstanding during the period. Adjusted EBITDA, Adjusted EPS and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted EPS alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. Please refer to the Appendix in this presentation for a reconciliation of the non- GAAP financial measure to the most directly comparable GAAP measure. ANI is not providing a reconciliation for the forward-looking full year 2023 adjusted non-GAAP measures because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without  unreasonable effort the impact these variables and individual adjustments will have on its reported results.

© 2024 ANI Pharmaceuticals, Inc. 3 ANI Pharmaceuticals: Rare Disease and Generics drive robust profitable growth; Established Brands adds strong cash flow Key Growth Drivers Rare Disease business with lead asset Purified Cortrophin Gel and expansion through M&A Established Brands Generics with enhanced R&D capabilities driving new product launches; supply reliability Financial Strength 140% Adjusted non- GAAP EBITDA growth $221M cash(1) $119M Cash flow from operations $487M 2023 Revenue +54% year-over-year revenue growth 1. As of 12/31/2023

© 2024 ANI Pharmaceuticals, Inc. 4 Q4 2023: Another strong quarter, capping off a record 2023 Q4 Revenues $132M 40% YoY Q4 Diluted non-GAAP EPS(1) $1.00 32% YoY Q4 Cortrophin Revenues $42M 137% YoY Q4 Adj. Non-GAAP EBITDA(1) $30M 29% YoY 2023 Cash Flow from Operations $119M Q4 Generic, Established Brands, and Other Revenues $90M 17% YoY 1. Adjusted non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are non-GAAP financial measures. For reconciliation to the most directly comparable GAAP measure, please see Appendix A Highlights • Continued momentum for lead Rare Disease asset, Cortrophin Gel, with record new patient starts and cases initiated • Steady gains across our core therapeutic areas (rheumatology, neurology, nephrology) while moving into new areas of opportunity (pulmonology, ophthalmology, gout) in the ACTH market • Cortrophin momentum drove overall ACTH market expansion (15% year-over- year growth in 2023) • Continued to leverage exceptional new product launch execution, operational excellence, and US-based manufacturing footprint to reliably serve patients in Generics and Established Brands

© 2024 ANI Pharmaceuticals, Inc. 5 2024 Guidance 1. Adjusted Non-GAAP Gross Margin, Adjusted Non-GAAP EBITDA, and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. Metric ($ millions except per share amounts) Full Year 2024 Guidance 2023 Actuals Growth vs Prior Year Actuals Net Revenue (Total Company) $520 - $542 $487 7 - 11% Cortrophin Gel Net Revenue $170 - $180 $112 52 - 61% Adjusted Non-GAAP EBITDA (1) $135 - $145 $134 1 - 8% Adjusted Non-GAAP Diluted EPS (1) $4.26 - $4.67 $4.71 (10) - (1)% Adjusted Non-GAAP Diluted EPS guidance reflects a full year of shares outstanding from our May 2023 secondary equity raise.

© 2024 ANI Pharmaceuticals, Inc. 6 ANI has consistently delivered high-growth since 2021; strong momentum across all business segments Revenues ($ millions) $216 $- 2021 2022 2023 $350-$362 $170-$180 2024E Generics, Est. Brands, Royalties, and Other Rare Disease $216 $316 $487 $520-$542(1) $375 $112 $275 $42 +35%(2) 18% Note: Figures presented may not total due to rounding. 1. 2024 Guidance shared on fourth quarter earnings call (February 29, 2024) 2. CAGR is calculated based on midpoint 3. Generics, Established Brands, Royalties and Others CAGR calculated 2021-2024; Rare Disease CAGR calculated using years 2022-2024 CAGR(3) 105% Generics, Established Brands & Others Rare Disease

© 2024 ANI Pharmaceuticals, Inc. 7 Business Segment 2023 Actuals ($ millions)     Full Year 2024     Guidance ($ millions) Notes Rare Disease $112 $170 - $180 52% - 61% YoY growth Generics $269 High single-digit/low double-digit YoY organic growth Established Brands, Royalties & Other $106 2023 had full-year benefits from supply tailwinds; 2024 guidance includes only tailwinds already seen in Q1 Total Generics, Established Brands, Royalties & Other $375 $350 - $362 Total Company $487 $520 - $542 7% - 11% YoY growth Note: Figures presented may not total due to rounding. Revenue growth in 2024 driven by momentum across key growth drivers: Rare Disease and Generics

© 2024 ANI Pharmaceuticals, Inc. 8 Profitability driven by gross profit pull-through and leveraging of Rare Disease infrastructure Adjusted Non-GAAP Gross Margin (1) ($ millions) Adjusted Non-GAAP EBITDA(1) ($ millions) 2022 2023 2024E $56 $134 $135 - $145(1) +58%(2) 2022 2023 2024E $183 $310 $329 - $335(1) +35%(2) 58% 64%   62 – 63% (1) 18% 27% 25 - 27% Rare Disease contributed to profitability in 2023 in just second year of launch after 2022 investment to build Rare Disease infrastructure Note: Figures presented may not total due to rounding. 1. 2024 Guidance shared on fourth quarter earnings call (February 29, 2024) 2. CAGR is calculated based on midpoint of 2024 guidance range

# Rare Disease: ANI's primary growth engine accelerating with lead asset Purified Cortrophin Gel as foundation

Purified Cortrophin® Gel
repository corticotropin injection USP 80 U/mL

**Continued momentum within specialties initially targeted at launch[1]**

- Record number of new patient starts and new cases initiated in Q4'23
- New patient starts accelerated in Q4, and ANI posted the strongest sequential growth in net revenue to date
- Strong growth across the 3 specialties targeted at launch: neurology, nephrology and rheumatology

**Expansion into new areas**

- Launched new 1-mL vial size of Cortrophin Gel during Q4'23, the only approved ACTH therapy indicated for the treatment of acute gouty arthritis flares; received specific J-Code
- Recently established pulmonology-focused sales team already driving Cortrophin Gel use; further expanding the pulmonology sales team in 2024
- Expanding into ophthalmology in early 2024

**Improved ACTH awareness and helped drive total market growth**

- ACTH market posted seven consecutive quarters of year-over-year growth[2]
- Overall ACTH market grew 15%[2] in 2023, but number of patients on ACTH therapy today remains substantially lower than a few years ago, leaving room for significant added growth

**Ability to leverage an established and proven Rare Disease platform**

- Experienced leadership team and sales force with a proven track record
- Infrastructure and capabilities across medical affairs, patient support, specialty pharmacy distribution, and market access

**Rare Disease Revenues ($ millions)**


$16.3
$24.3
$29.7
$41.7
Q1'23
Q2'23
Q3'23
Q4'23

**Full year 2024 guidance of $170 - $180 million**

1. Purified Cortophin Gel was launched in January 2022
2. According to IQVIA data

© 2024 ANI Pharmaceuticals, Inc.

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© 2024 ANI Pharmaceuticals, Inc. 10 Enter new therapeutic areas Support the patient journey Expand scope and scale of Rare Disease platform Investing in the Cortrophin Gel franchise to drive growth in 2024 and beyond 2023 Rare Disease Revenues $112M Est. 2024 $170-$180M +52 - 61% • Given strong traction, add a second geographical region to pulmonology sales force • Add a small targeted sales force in ophthalmology • Enhance the support and remove pain points for patients starting on ACTH and their healthcare providers • Use strong balance sheet and well-proven platform to expand through M&A and in- licensing of commercial or near-commercial products

© 2024 ANI Pharmaceuticals, Inc. 11 Focused efforts ongoing to increase scope and scale of Rare Disease business through M&A and in-licensing Assets’  patent protection profile Assets’ peak  year revenue forecast Priority 1: Rare disease opportunities in priority therapeutic areas i.e. nephrology, neurology, rheumatology, pulmonology and ophthalmology Priority 2: Rare disease opportunities outside of priority therapeutic areas where ANI has the potential to create value leveraging the Rare Disease platform Deal actionability Initiate detailed due diligence and deal execution

# Superior R&D capabilities and operational excellence driving growth in Generics

**Robust pipeline and new product launch execution**
- Delivered 11 new product launches and filed 20 new products with the FDA in 2023
- Retained top 12 ranking in number of ANDA approvals; number 2 in Competitive Generic Therapies
- Increased R&D spend in 2024 to consistently deliver new launches fueling high single-digit/low double-digit growth

**Strong operational backbone and U.S.-based manufacturing footprint**
- During 2023, supplied over 1.5 billion doses of therapeutics to patients in need
- Excellent compliance track record with successful FDA audits across sites
- Capacity expansion at New Jersey site on track; operational in Q1 2024
- Recently, New Jersey site successfully completed both a pre-approval and a pharmacovigilance inspection with the FDA with zero observations

**Focus on cost excellence**
- Systematic and relentless approach to reducing raw materials and finished goods costs
- Lean and entrepreneurial mentality towards all corporate spend

**Ability to respond to tailwinds arising from drug-shortages in the market**
- ANI successfully uses operational excellence and its U.S.-based manufacturing footprint to respond to patient and customer needs
- Timely response established ANI as a partner of choice

**Generics Revenues ($ millions)**


$63.7
$63.3
$70.6
$71.8
Q1'23
Q2'23
Q3'23
Q4'23

**2024 guidance of high single-digit/low double-digit growth**

ani Pharmaceuticals, Inc.
© 2024 ANI Pharmaceuticals, Inc.
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# U.S.-based manufacturing footprint; strong GMP track record, including successful recent FDA audits at all three sites



| |  **Baudette, MN**<br>*130k sf* |  **Baudette, MN**<br>*Containment Facility - 47k sf* |  **East Windsor, NJ**<br>*120k sf* |
|---|---|---|---|
| **Facility Overview and Capabilities** | • Manufacturing, packaging, warehouse<br>• Schedule CII vault & CIII cage space<br>• Lab space - R&D/analytical testing<br>• Solutions, suspensions, topicals, tablets, capsules, and powder for suspension<br>• DEA-licensed for Schedule II controlled substances | • Manufacturing, packaging, warehouse<br>• Low-humidity suite for moisture-sensitive compounds<br>• Fully-contained high potency facility for hormone, steroid, and oncolytic products<br>• DEA Schedule III capability | • 100K $ft^2$ of manufacturing, packaging, lab, warehouse, and administrative space<br>• Undergoing 20K $ft^2$ expansion that adds 17 new manufacturing suites<br>• Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling<br>• API development & low volume production |
| **Annual Capacity** | • Solid Dose ~2.5BN doses<br>• Liquid Unit ~23MM doses<br>• Liquids ~20MM bottles<br>• Powder ~4MM bottles | • Tablets ~2.5BN doses<br>• Capsules ~150MM doses<br>• Blisters ~ 45MM doses | • Tablets & Capsules ~3.0BN doses<br>• Packaged Units ~20MM units<br>• Liquids ~10MM bottles<br>• Powder ~ 2MM bottles ; Semi Solids |
| **GMP** | *Four FDA inspections since 2013*<br>**Latest FDA inspection – November 2022**<br>**Results: VAI status** | *Seven DEA inspections since 2013*<br>**Latest FDA inspection – August 2023**<br>**Results: VAI status** | *Seven FDA inspections since 2017, Four DEA inspections since 2016*<br>**Latest FDA inspection – January 2024**<br>**Results: NAI status (Zero 483s)** |

ani Pharmaceuticals, Inc.
© 2024 ANI Pharmaceuticals, Inc.
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# Executive leadership team with proven track records and broad industry expertise



**Nikhil Lalwani**
*President & Chief Executive Officer*

- 20+ years leadership experience in pharmaceuticals and healthcare
- Proven track record of developing and executing multi-year strategic growth plans



**Chris Mutz**
*Head of Rare Diseases / Cortrophin*

- 25+ years commercialization experience
- Responsible for building / leading launch of Soliris for gMG and NMOSD in the US



**Samy Shanmugam**
*COO, New Jersey Operations & Head of Global R&D*

- Former Head of R&D and Operations for Par Pharmaceuticals
- Founded Edict Pharmaceuticals, Nuray chemicals and Ethics BioLab
- Developed over 100 specialty dosage forms and ANDAs in the US



**Krista Davis**
*SVP, Human Resources & CHRO*

- 20+ years of leadership experience in HR, talent management, and organizational development across industries and cultures
- Former Global Head, People & Organization for Novartis Technical Operations



**Meredith Cook**
*SVP, Legal & General Counsel*

- 20+ years of legal and leadership experience in specialty and generics pharmaceuticals
- Served as Vice President and Associate GC for Amneal Pharmaceuticals
- Previously with Morgan Lewis & Bockius, LLP



**Stephen Carey**
*SVP, Finance & Chief Financial Officer*

- 30+ years financial executive experience
- Former SVP. Controller and Principal Accounting Officer for Par Pharmaceuticals



**Ori Gutwerg**
*SVP, Generics*

- 17+ years pharmaceutical experience across generic and branded products
- Proven track record of business development and accelerating growth



**Chad Gassert**
*SVP, Corporate Development & Strategy*

- Former SVP of Business Development, M&A, Partnerships and Licensing for Par Pharmaceuticals
- Formulation development scientist for Sandoz



**James Marken**
*SVP, Operations & Product Development*

- 30+ years of pharmaceuticals experience, overseeing production and logistical functions for company facilities
- Expertise in quality control, validation and manufacturing

© 2024 ANI Pharmaceuticals, Inc.

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© 2024 ANI Pharmaceuticals, Inc. 15 Investment summary Strong and growing Rare Disease business • Largest expected driver of future growth • Lead asset Cortrophin Gel forecasted at $170- $180M revenues in 2024 (+52 - 61%) with significant opportunity for future growth • Focused M&A efforts to expand scope and scale of Rare Disease business Robust and nimble Generics segment delivering growth • Key driver with targeted growth of high single-digit to low double-digit growth • Demonstrated R&D excellence in filings and launch execution • Providing reliability of supply with US-based manufacturing and strong GMP track record Experienced purpose-driven team • Dedicated employees with deep experience and expertise in Rare Disease, Generics and Established Brands • Purpose-Driven: Serving Patients, Improving Lives • Strong cross functional collaboration driving success Financial Strength • $221M unrestricted cash(1) • $119M cash flow from operations in 2023 • $531M estimated 2024 revenue(2) representing 9% year-over-year growth • $140M estimated 2024 adjusted non-GAAP EBITDA(2) • $4.47 estimated 2024 adjusted non-GAAP EPS(2)  1.  As of 12/31/2023             2.  Based on midpoint of 2024 guidance range

© 2024 ANI Pharmaceuticals, Inc. 16 March 2024

© 2024 ANI Pharmaceuticals, Inc. 17 Adjusted non-GAAP EBITDA calculation – 4Q 2023 and 2022 (1) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (on-going as of December 31, 2023). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete.

© 2024 ANI Pharmaceuticals, Inc. 18 Adjusted non-GAAP EBITDA calculation – full year 2023 and 2022 (1) Adjustment to Other expense, net excludes $750 thousand of income related to the sale of an ANDA during the twelve months ended December 31, 2022. (2) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (on-going as of December 31, 2023). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete.